UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2009

BELDEN INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12561 (Commission File Number)	36-3601505 (I.R.S. Employer Identification No.)
7733 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (314) 854-8000
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-10.1
EX-10.2
EX-10.3

ITEM 1.01 Entry into a Material Definitive Agreement
Offering and Sale of $200 million Senior Subordinated Notes due 2019
     Purchase Agreement
     On June 24, 2009, Belden and certain of its subsidiaries entered into a Purchase Agreement (the “Purchase Agreement”) with Wachovia Capital Markets, LLC, Banc of America Securities LLC and Citigroup Global Markets Inc. as representatives for the initial purchasers listed on Schedule I to the Purchase Agreement (the “Initial Purchasers”), providing for the issuance and sale of $200 million aggregate principal amount of 9.25% Senior Subordinated Notes due 2019 (the “Senior Subordinated Notes”) in an offering to qualified institutional buyers in reliance on Rule 144A and to persons outside the United States in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). On June 29, 2009, Belden completed the issuance and sale of the Senior Subordinated Notes to the Initial Purchasers as contemplated by the Purchase Agreement. The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby Belden, on the one hand, and the Initial Purchasers, on the other hand, have agreed to indemnify each other against certain liabilities.
     Certain of the Initial Purchasers and their affiliates have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to us and our affiliates, for which they have received and may receive customary fees. Wachovia Capital Markets, LLC is sole lead arranger and book runner and Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC, is the administrative agent and lender under our senior secured credit facility and will receive customary fees related thereto. In addition Wachovia Capital Markets, LLC was an initial purchaser of our existing senior subordinated notes. Bank of America, N.A., which is an affiliate of Banc of America Securities LLC, is co-documentation agent under our senior secured credit facility and will receive customary fees related thereto. An affiliate of Citigroup Global Markets, Inc. is a lender under our senior secured credit facility. In addition, affiliates of Citigroup Global Markets, Inc. provide us with cash management services and receive customary fees related thereto.
     The forgoing description of the Purchase Agreement is qualified in its entirety by reference to the complete version of the Purchase Agreement filed as Exhibit 10.1 and is incorporated by reference herein.
     Indenture
     On June 29, 2009, Belden completed the issuance and sale of $200 million aggregate principal amount of Senior Subordinated Notes. The Senior Subordinated Notes were issued pursuant to an indenture dated as of June 29, 2009 (the “Indenture”), by and among Belden, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee. The Senior Subordinated Notes will mature on June 15, 2019 and rank equal in right of payment with any of Belden’s existing and future senior subordinated debt, and are subordinated to all of Belden’s and the subsidiary guarantors’ senior debt, including Belden’s senior secured credit facility. Belden’s obligations under the Senior Subordinated Notes are jointly and severally guaranteed by all of Belden’s domestic subsidiaries that guarantee the borrowings under its senior secured credit facility.
     Interest on the Senior Subordinated Notes accrues at a rate of 9.25% per annum. Interest on the Senior Subordinated Notes is payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2009. Belden is obligated to make each interest payment to the holders of record of the Senior Subordinated Notes on the immediately preceding June 1 and December 1.
     Belden will have the option to redeem all or a portion of the Senior Subordinated Notes at any time on or after June 15, 2014 at specified redemption prices plus accrued interest on the notes to the date of redemption. At any time prior to June 15, 2014, Belden may also redeem all or a part of the Senior Subordinated Notes at a redemption price equal to 100% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, in addition to a specified applicable premium. At any time before June 15, 2012, Belden may also redeem up to 35% of the aggregate principal amount of the Senior Subordinated Notes at a redemption price of 109.25% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings. The Senior Subordinated Notes were issued at an original issue discount of $986.66 per $1,000 principal amount thereof.
     Upon the occurrence of a change in control (as defined in the Indenture), each holder of the Senior Subordinated Notes may require Belden to repurchase all or a portion of the Senior Subordinated Notes in cash at a price equal to 101% of the aggregate principal amount of the Senior Subordinated Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.
     The Indenture contains covenants that limit, among other things, Belden’s and certain of its subsidiaries’ ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) impose restrictions on the payment of dividends or make other distributions, (7) make certain investments, (8) merge or consolidate with another person and (9) enter new lines of business.
     The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Senior Subordinated Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Senior Subordinated Notes to be due and payable.
     The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The related Notation of Guarantee is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.
     Registration Rights Agreement
     In connection with the offering of the Senior Subordinated Notes, Belden has agreed pursuant to a Registration Rights Agreement, dated June 29, 2009 (the “Registration Rights Agreement”), by and among Belden, the subsidiary guarantors named therein and the Initial Purchasers, if, on the fifteenth business day following the one-year anniversary of the issuance of the Senior Subordinated Notes, (i) any Senior Subordinated Notes are not freely transferable without volume restrictions by holders that are not affiliates of Belden during the preceding ninety days in accordance with Rule 144 (or any similar provision then in force) under the Securities Act, (ii) the Senior Subordinated Notes bear a restricted Securities Act legend, or (iii) the Senior Subordinated Notes bear a restricted CUSIP number (the notes as to which any of these restrictions apply, the “Registrable Notes”), to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) and cause to become effective a registration statement relating to an offer to exchange Registrable Notes for new notes (the “Exchange Notes”), evidencing the same continuing indebtedness as the Senior Subordinated Notes and with terms substantially identical to the Senior Subordinated Notes except that the Exchange Notes will not be subject to restrictions on transfer in the United States. If applicable interpretations of the staff of the SEC or applicable laws do not permit us to effect the exchange offer or the exchange offer is not for any other reason completed by the forty-fifth day after the fifteenth business day following the one-year anniversary of the issuance of the Senior Subordinated Notes, Belden will use commercially reasonable efforts to file and cause to become effective a shelf registration statement relating to resales of any Registrable Notes and maintain the effectiveness of the shelf registration statement for one year or such lesser period after which all of the notes registered therein have been sold or can be resold without limitation under the Securities Act. Belden expects that the Senior Subordinated Notes will become freely transferable under the Securities Act by the one-year anniversary of the date of issuance of the Senior Subordinated Notes, and that it will not be required to file an exchange offer registration statement, effect the exchange offer or make available any shelf registration statement.
     If Belden fails to satisfy these obligations as set forth in the Registration Rights Agreement, Belden will be required to pay additional interest to the holders of the Senior Subordinated Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default (as defined in the Registration Rights Agreement), and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. Belden will pay such additional interest on regular interest payment dates until the earlier of (i) the cure of all the Registration Defaults relating to the Registrable Securities or (ii) the particular Registrable Securities having become freely tradable, at which time the interest rate on the Registrable Securities will revert to the original interest rate on the notes. Such additional interest will be in addition to any other interest payable from time to time with respect to Senior Subordinated Notes.

     The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Fourth Amendment to Credit Agreement
     On June 29, 2009, the Fourth Amendment to Credit Agreement (“Fourth Amendment”) to our Credit Agreement dated as of January 24, 2006 (as amended, the “Credit Agreement”) with Belden Wire & Cable Company, Belden CDT Networking, Inc., Nordx/CDT Corp., Thermax/CDT, Inc., Belden Holdings, Inc., Belden Technologies, Inc., Belden 1993 Inc. (formerly known as Belden Inc.) and CDT International Holdings Inc., as Guarantors, the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) and Wachovia Bank, National Association, as administrative agent for the Lenders became effective. Under the terms of the Fourth Amendment, the principal amount available under the Credit Agreement was reduced from $350 million to $250 million, and the incremental facility thereunder was reduced from $150 million to $100 million. The Fourth Amendment also allows each Lender to elect to extend the maturity date of its outstanding commitments under the Credit Agreement until January 24, 2013. Commitments not so extended under the Credit Agreement mature on January 24, 2011.
     In addition, the Fourth Amendment provides that borrowings under the Credit Agreement may be made available by the Lenders in Euros in addition to U.S. Dollars and provides additional flexibility under the total leverage ratio, which is the ratio of consolidated debt to consolidated EBITDA, as defined in the Credit Agreement. Under the Fourth Amendment, Belden has the ability to net a limited amount of domestic cash against consolidated debt for purposes of calculating the total leverage ratio. The total leverage ratio under the amended Credit Agreement will be 4.00 to 1.0 for the fiscal quarters ending June 30, 2009 through March 31, 2010, 3.75 to 1.0 for the fiscal quarters ending June 30, 2010 through September 30, 2010, 3.5 to 1.0 for the fiscal quarters ending December 31, 2010 through March 31, 2011 and 3.25 to 1.0 thereafter to maturity. Further, if at the end of any fiscal quarter Belden has a total leverage ratio greater than or equal to 3.25 to 1.0 and any extension of credit is outstanding under the Credit Agreement, Belden will be required to maintain an asset coverage ratio as of the last day of each such fiscal quarter of greater than 1.0 to 1.0.
     The foregoing is only a summary of the certain terms and conditions of the Fourth Amendment and is qualified in its entirety by reference to the Fourth Amendment, which is attached as Exhibit 10.3 and is incorporated in this Current Report 8-K by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
     The information provided in Item 1.01 of this Form 8-K concerning the Indenture is hereby incorporated into this Item 2.03.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of June 29, 2009, among Belden, the Guarantors named therein and U.S. Bank National Association, as trustee

4.2	Notation of Guarantee issued pursuant to the Indenture, dated as of June 29, 2009, relating to the 9.25% Senior Subordinated Notes of Belden Inc.

10.1	Purchase Agreement, dated as of June 24, 2009, by and among Belden, the Guarantors named therein, Wachovia Capital Markets LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers listed in Schedule I to the Purchase Agreement*

10.2	Registration Rights Agreement, dated as of June 29, 2009, by and among Belden, the Guarantors named therein, Wachovia Capital Markets LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers listed in the Registration Rights Agreement

10.3	Fourth Amendment to Credit Agreement, dated as of June 24, 2009, effective as of June 29, 2009, among Belden Inc., certain of Belden Inc.’s domestic subsidiaries party thereto, and Wachovia Bank, National Association, as administrative agent on behalf of the lenders party thereto

*	Exhibits, schedules (or similar attachments) to the agreement are not filed. Belden will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELDEN INC.
Dated: June 29, 2009

	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of June 29, 2009, among Belden, the Guarantors named therein and U.S. Bank National Association, as trustee

4.2	Notation of Guarantee issued pursuant to the Indenture, dated as of June 29, 2009, relating to the 9.25% Senior Subordinated Notes of Belden Inc.

10.1	Purchase Agreement, dated as of June 24, 2009, by and among Belden, the Guarantors named therein, Wachovia Capital Markets LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers listed in Schedule I to the Purchase Agreement*

10.2	Registration Rights Agreement, dated as of June 29, 2009, by and among Belden, the Guarantors named therein, Wachovia Capital Markets LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers listed in the Registration Rights Agreement

10.3	Fourth Amendment to Credit Agreement, dated as of June 24, 2009, effective as of June 29, 2009, among Belden Inc., certain of Belden Inc.’s domestic subsidiaries party thereto, and Wachovia Bank, National Association, as administrative agent on behalf of the lenders party thereto

*	Exhibits, schedules (or similar attachments) to the agreement are not filed. Belden will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.